Exhibit 10.2

Execution Version

THIRD AMENDMENT TO SUPERPRIORITY SENIOR DEBTOR-IN-POSSESSION

CREDIT AGREEMENT

This THIRD AMENDMENT TO SUPERPRIORITY SENIOR DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this “Amendment”) is dated as of February 2, 2018 and entered into by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), each lender party hereto (collectively, the “Lenders” and individually, a “Lender”), and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the DIP Credit Agreement (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrower, Holdings, the Lenders and Administrative Agent are parties to that certain Superpriority Senior Debtor-in-Possession Credit Agreement, dated as of October 2, 2017 as amended by that certain Amendment to Superpriority Senior Debtor-In-Possession Credit Agreement, dated as of October 18, 2017, and that certain Second Amendment to Superiority Debtor-in-Possession Credit Agreement, dated as of October 31, 2017 (the “DIP Credit Agreement”);

WHEREAS, the DIP Credit Agreement was approved by the Bankruptcy Court in the Chapter 11 Cases by entry of final order, dated October 31, 2017 (the “Final DIP Order”);

WHEREAS, the Borrower and Citizens Bank, N.A. (the “LC Issuer”) desire to enter into that certain Letter of Credit Facility Agreement in substantially the form attached hereto as Exhibit A (the “LC Agreement”), pursuant to which, the LC Issuer shall issue to the Borrower letters of credit in an aggregate amount not to exceed at any time outstanding $5,000,000 (the “New Letters of Credit”), pursuant to the terms and conditions therein set forth;

WHEREAS, as of the date hereof, the aggregate outstanding face amount of the Existing Letters of Credit (as defined in the DIP Credit Agreement) is approximately $4.6 million;

WHEREAS, the Borrower and Holdings intend to use the new letter of credit capacity under the LC Agreement to replace the Existing Letters of Credit and to provide for an additional $400,000 of letter of credit capacity;

WHEREAS, the Borrower and Holdings have requested that the Required Lenders amend the DIP Credit Agreement to provide for the cash collateralization and issuance of the New Letters of Credit under the LC Agreement, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent acknowledge such amendment; and

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE DIP CREDIT AGREEMENT

1.1 Consent to the Letter of Credit Facility and Incurrence of Obligations

Subject to the terms and conditions of the Credit Agreement and the other Loan Documents, the parties hereto agree that a portion of the NM Term Loans, not in excess of an amount equal to $5,125,000 (the “LC Cash Collateral”), may be made available to secure and cash collateralize the New Letters of Credit; provided that any cash collateralizing of the Existing Letters of Credit shall be reduced on a dollar-for-dollar basis promptly upon the issuance of a New Letter of Credit, and the Borrower hereby reaffirms that any such cash not applied to the LC Cash Collateral is subject to the first priority security interest and lien in favor of the Administrative Agent and constitutes Collateral for all purposes under the Security Documents and the Final Financing Order. The LC Cash Collateral shall be subject to a perfected first priority security interest and lien in favor of the Issuing Lender, provided that upon release by the Issuing Lender or Issuing Lenders in accordance with the LC Agreement (the “Release Time”), such LC Cash Collateral shall immediately be deposited in the Borrower’s deposit account and shall immediately and automatically without any further action on the part of any Person, be subject to, and Borrower hereby grants to the Administrative Agent for the benefit of the Secured Parties effective at the Release Time, the first priority security interest and lien in favor of the Administrative Agent and the Cash Collateral shall thereupon constitute Collateral for all purposes under the Security Documents and the Final Financing Order. The parties hereto further acknowledge that such additional $400,000 of new letter of credit capacity under the LC Agreement represents an effective increase in the secured obligations of the Borrower.

1.2 Amendment to Section 1: Definitions

A. Section 1.01 of the DIP Credit Agreement is hereby amended by adding thereto the following definition, which shall be inserted in proper alphabetical order:

“New Letters of Credit” means the letters of credit in an aggregate amount not to exceed $5,000,000 at any time outstanding, to be issued pursuant to the terms and conditions of that certain Letter of Credit Agreement, dated as of February 2, 2018, by and between Borrower and Citizens Bank, N.A.

1.3 Amendment to Section 7.02:

A. Subsection 7.02(g) is hereby amended by deleting subsection 7.02(g) in its entirety and substituting the following therefor:

“Indebtedness of the Borrower arising from the New Letters of Credit;”

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1.4 Amendment to Section 7.03:

A. Subsection 7.03(s) is hereby amended by deleting subsection 7.03(s) in its entirety and substituting the following therefor:

“Liens on cash used to cash collateralize the Existing Letters of Credit and New Letters of Credit; provided that the Existing Letters of Credit permitted hereunder shall be reduced on a dollar-for-dollar basis promptly upon the issuance of a New Letter of Credit; provided, further, that the cash collateral for any New Letter of Credit shall not exceed 102.5% of the aggregate face amount of such New Letter of Credit.”

Section 2. REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and Lenders to enter into this Amendment and to amend the DIP Credit Agreement in the manner provided herein, the Borrower and Holdings hereby, jointly and severally, represent and warrant to the Administrative Agent and each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the DIP Credit Agreement as amended by this Amendment (the “Amended Agreement”).

B. Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and Holdings, as the case may be.

C. No Conflict. The execution and delivery of this Amendment will not (i) violate any Requirement of Law, the Organization Documents of the Group Members or any order, judgement or decree of any court or other agency of government binding on the Group Members, including the Interim Financing Order, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Group Members, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Group Members (other than the Liens created under any of the Security Documents), or (iv) require any approval or consent of any Person under any Contractual Obligations of the Group Members.

D. No Material Adverse Effect. No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

E. Governmental Consents. The execution and delivery by the Borrower and Holdings of this Amendment does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, including the Bankruptcy Court.

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F. Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and Holdings and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Borrower and Holdings, enforceable against the Borrower and Holdings in accordance with their respective terms.

G. Incorporation of Representations and Warranties From DIP Credit Agreement. The representations and warranties contained in Article V of the DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Section 3. ACKNOWLEDGEMENT AND CONSENT

Each Guarantor listed on the signatures pages hereof (each, a “Guarantor”) hereby acknowledges and agrees that any of the Guarantee and Collateral Agreements to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Guarantee and Collateral Agreement to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the DIP Credit Agreement or any other Loan Document to consent to the amendments to the DIP Credit Agreement effected pursuant to this Amendment and (ii) nothing in the DIP Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the DIP Credit Agreement.

Section 4. MISCELLANEOUS

A. Reference to and Effect on the DIP Credit Agreement and the Other Loan Documents.

(i) On and after the Amendment Effective Date, each reference in the DIP Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the DIP Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “DIP Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the DIP Credit Agreement shall mean and be a reference to the Amended Agreement. This Amendment is a Loan Document.

(ii) Except as specifically amended by this Amendment, the DIP Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

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(iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the DIP Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred with respect to this Amendment and the documents and transactions contemplated hereby shall be provided for as described in, and solely to the extent required by, Section 11.04(a) of the DIP Credit Agreement.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by the Borrower and the Required Lenders and receipt by the Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof.

F. Agent Authorization. Each of the undersigned Lenders hereby authorizes the Administrative Agent to execute and deliver this Amendment and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

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Exhibit A

See attached.

Execution Version

LETTER OF CREDIT FACILITY AGREEMENT

LETTER OF CREDIT FACILITY AGREEMENT dated as of February 2, 2018, (as amended, restated modified and/or supplemented, from time to time, this “Agreement”) among APPVION, INC., a Delaware corporation (the “Account Party”), and CITIZENS BANK, N.A. (the “LC Issuer”).

W I T N E S S E T H:

WHEREAS, the Account Party is a debtor in possession in that certain Chapter 11 Bankruptcy Case filed in the United States Bankruptcy Court for the District of Delaware, Case No. 17-12082 (KJC) (the “Bankruptcy Case”);

WHEREAS, the Account Party has caused certain letters of credit to be issued as more fully described on Schedule 1 hereto and wishes to replace the same and the LC Issuer is interested in replacing them;

WHEREAS, the Account Party wishes to cause certain other letters of credit to be issued and the LC Issuer is interested in issuing them; and

WHEREAS, the parties wish to set forth the terms under which the LC Issuer may issue such replacement or other letters of credit in its discretion.

NOW, THEREFORE, it is agreed:

SECTION 1 DEFINITIONS.

Section 1.1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Annex I hereto unless the context otherwise requires.

Section 1.2. Rules of Construction.

(a) Unless otherwise expressly specified, each reference herein to any document, agreement or contract shall mean such document, agreement or contract as the same may be or has been amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement or other Transaction Document and shall include all exhibits, schedules and clarification letters related thereto.

(b) A reference to any law includes any amendment or modification to such law, and all regulations, case law, rulings, interpretations and other law and regulations promulgated under such law.

(c) The words “include,” “includes” and “including” are not limiting and shall mean “include(s), without limitation” or “including, without limitation.”

SECTION 2 LETTER OF CREDIT FACILITY.

Section 2.1. Aggregate Facility Amount. Subject to and upon the terms and conditions herein set forth, Letters of Credit may be issued for the account of the Account Party in an aggregate stated amount (including any increases to the stated amount) not to exceed at any time outstanding $5,000,000 (the “Aggregate Facility Amount”).

Section 2.2. Discretionary Line. All Letters of Credit shall be issued in the discretion of the LC Issuer and the LC Issuer is not obligated to issue Letters of Credit hereunder.

Section 2.3. Maturity Date. No Letter of Credit will permit any Drawing after the LC Maturity Date and shall expire no later than the LC Maturity Date.

SECTION 3 ISSUANCE OF LETTERS OF CREDIT.

Section 3.1. Governing Law of Letters of Credit. The UCP (or, as to matters not governed by the UCP, the law of the State of New York) shall be binding on the Account Party, the LC Issuer and each beneficiary under a Letter of Credit with respect to Letters of Credit, except to the extent otherwise expressly agreed.

Section 3.2. Request for Issuance. If the Account Party desires to cause the issuance of Letters of Credit hereunder or to amend any Letter of Credit previously issued, it shall deliver it to the LC Issuer prior to 10:00 A.M., New York City time, on or before the third Business Day prior to the requested date of issuance or amendment (or such other date or time as to which the LC Issuer may agree), a written request for such proposed issuance or amendment. Each such request (a “Request for Issuance”) shall be irrevocable, shall be signed by a Responsible Officer of the Account Party, shall certify that there is no Default or Event of Default hereunder and that the representations and warranties herein and in the other Transaction Documents are true and correct in all material respects and shall be accompanied by such letter of credit application and other documentation as the LC Issuer may request. If the Issuing Bank shall notify the Account Party that it is willing to issue the requested Letter of Credit, then the Account Party shall provide to the Issuing Bank cash collateral in an amount equal to at least 102.5% of the aggregate amount that may be drawn under the requested Letter of Credit (the “LC Amount”) no later than one Business Day prior to the date that such Letter of Credit is issued. All cash collateral securing obligations in respect of the Letters of Credit shall be held in a non-interest bearing account at the LC Issuer.

SECTION 4 DRAWDOWNS.

Section 4.1. Reimbursement Payments. In the event that the LC Issuer has honored or has determined to honor a request for Drawing under any Letter of Credit, the LC Issuer shall notify the Account Party and the Account Party shall immediately reimburse the LC Issuer in an amount equal to the amount of such Drawing (each such reimbursement, a “Reimbursement Payment”). After giving effect to such Drawing and Reimbursement Payment, the LC Amount shall be adjusted to account for the reduced face amount of such Letter of Credit, and excess cash collateral shall be returned in accordance with Section 7.2.

Section 4.2. Obligation of Account Party to LC Issuer Absolute. The obligation of the Account Party to make Reimbursement Payments shall be absolute, unconditional and irrevocable and paid strictly in accordance with the terms of this Agreement under all circumstances including the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other document; (ii) the existence of any claim, set-off, defense or other right which the Account Party may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) failure to give any notice hereunder or under any related document; (v) the fact that a Default or an Event of Default shall have occurred and be continuing; (vi) any breach of this Agreement or any other Transaction Document by the Account Party; and (vii) any claim that any payment under any Letter of Credit was improperly made or that any condition precedent to the issuance of any Letter of Credit or the honoring of any drawing thereunder was not satisfied.

SECTION 5 ACTIONS BY LC ISSUER RELATIVE TO LETTERS OF CREDIT.

Section 5.1. Actions by LC Issuer. The Account Party agrees that (i) the LC Issuer is authorized to make payments under Letters of Credit upon the presentation of the documents provided for therein and without regard to whether the Account Party has failed to fulfill any of its obligations under any of the Transaction Documents or any other obligation of the Account Party; (ii) the LC Issuer shall be entitled to rely upon any certificate, notice, demand or other communication, believed by it in good faith to be genuine or upon advice of legal counsel selected by the LC Issuer; (iii) any action, inaction or omission on the part of the LC Issuer under or in connection with the Letters of Credit or any related instruments or documents, if in good faith shall not place the LC Issuer under any liability to the Account Party or limit or otherwise affect the Account Party’s obligations under this Agreement.

Section 5.2. Method and Place of Payment. Except as otherwise specifically provided herein, all payments and prepayments under this Agreement shall be made to the LC Issuer in U.S. Dollars in immediately available funds, and any funds received by the LC Issuer after 11:00 a.m., New York City time, shall be deemed to have been paid on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and applicable fees shall be payable at the applicable rate during such extension. All payments made by the Account Party hereunder and under the other Transaction Documents shall be made irrespective of, and without any reduction for, any setoff or counterclaims.

SECTION 6 FEES.

Section 6.1. Letter of Credit Fee. The Account Party agrees to pay to LC Issuer a letter of credit fee in an amount equal to 1.35% of the LC Amount on the date of issuance of any LC and, if applicable, on any anniversary thereof, if the LC remains outstanding on such anniversary.

Section 6.2. Issuance and Administrative Fees. The Account Party shall also pay to the LC Issuer an issuance fee in an amount equal to 0.80% of the LC Amount on the date of issuance and shall pay the LC Issuer’s customary amendment, negotiation or document examination and other administrative fees as in effect from time to time.

Section 6.3. Non-Refundable. All amounts paid hereunder shall be nonrefundable once paid.

SECTION 7 GRANT OF SECURITY INTEREST.

Section 7.1. Grant of Security Interest. The Account Party hereby grants, conveys, assigns, pledges, hypothecates, sets over and transfers to the LC Issuer the LC Collateral Account, all funds and other assets, from time to time, in the LC Collateral Account and, without duplication, the Account Collateral and proceeds to secure the Obligations.

Section 7.2. LC Collateral Account Minimum Balance. The Account Party shall at all times maintain a cash balance in the LC Collateral Account equal to or greater than 102.5% of the aggregate amount of LC Amount of all outstanding Letters of Credit. The LC Issuer shall return any excess cash collateral at any time that a Letter of Credit is terminated or drawn in part in accordance with Section 4.1.

Section 7.3. Sums in the LC Collateral Account. The Account Party hereby authorizes the LC Issuer, with notice to the Account Party, to debit the LC Collateral Account, from time to time, to pay any Obligations.

Section 7.4. Further Assurances Regarding the LC Collateral Account. At any time and from time to time, upon the LC Issuer’s request, the Account Party shall promptly execute and deliver any and all such further instruments and documents as may be reasonably necessary, appropriate or desirable in the LC Issuer’s reasonable judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this Section 7 and of the rights and powers herein granted or granted pursuant to any other Transaction Document.

Section 7.5. No Other Liens. The Account Party shall not create or suffer to exist any Lien on the LC Collateral Account or any Account Collateral other than the Lien granted hereunder.

SECTION 8 INCREASED COSTS AND TAXES.

Section 8.1. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by the LC Issuer, and the LC Issuer determines that the rate of return on its capital as a consequence of the Letters of Credit or this facility is reduced to a level below that which the LC Issuer could have achieved but for the occurrence of any such circumstance, then, upon such LC Issuer’s delivery to the Account Party of a written demand therefor certifying the calculation of the amounts, the Account Party shall promptly pay directly to the LC Issuer additional amounts sufficient to compensate the LC Issuer for such reduction in rate of return. A statement of the LC Issuer as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Account Party.

Section 8.2. Taxes. All amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the LC Issuer’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by the Account Party hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Account Party: (i) will pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the LC Issuer documentation evidencing such payment to such authority; and (iii) pay to the LC Issuer such additional amount as is necessary to ensure that the net amount actually received by the LC Issuer will equal the full amount the LC Issuer would have received had no such withholding or deduction been required. Additionally, the LC Issuer may pay such Taxes and the Account Party will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by the LC Issuer after the payment of such Taxes shall equal the amount the LC Issuer would have received had not such Taxes been asserted.

SECTION 9 CONDITIONS PRECEDENT.

Section 9.1. Condition Precedent to Effectiveness of this Agreement. This Agreement shall be effective upon satisfaction of each of the following conditions:

(a) This Agreement shall have been executed by the Account Party and the LC Issuer;

(b) The LC Issuer shall have opened the LC Collateral Account with the LC Issuer;

(c) The Court presiding over the Bankruptcy Case shall have granted its approval of this Agreement (the “Order”), the Liens granted hereunder as first priority Liens and the other transactions contemplated hereby, which approval shall be in form and substance reasonably satisfactory to the LC Issuer;

(d) All “know your customer” requirements of the LC Issuer shall have been satisfied relative to the Account Party and transactions contemplated hereby;

(e) The Account Party shall have executed and delivered an account control agreement with respect to the LC Collateral Account in form and substance reasonably satisfactory to the LC Issuer; (

(f) All necessary consents, if any, to this Agreement and other Transaction Documents shall have been obtained and shall be in full force and effect; and

(g) The Account Party shall have delivered a closing certificate certifying as to satisfaction of certain conditions hereunder, a good standing certificate, incumbency certificate, certified board resolutions, certified organizational documents and such other documentation and information as the LC Issuer shall require.

Section 9.2. Prior to Issuance of any Letter of Credit. Prior to the issuance by the LC Issuer of any Letter of Credit or amendment thereto (which issuance or amendment is in the discretion of the LC Issuer):

(a) The representations and warranties of the Account Party made herein and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the date such Letter of Credit is issued or amended (or if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date);

(b) No Default or Event of Default shall have occurred and be continuing, either before or immediately after the issuance or amendment of such Letter of Credit;

(c) The LC Issuer shall have received an executed Request for Issuance in respect of the Letter of Credit to be issued or amended, together with such Letter of Credit application and other documentation as the LC Issuer may reasonably request as set forth in Section 3.2 hereto; and

(d) The Account Party shall have deposited into the LC Collateral Account sufficient sums to satisfy the minimum collateral requirements set forth in Section 7.2 above and shall have paid all fees required hereby.

SECTION 10 REPRESENTATIONS AND WARRANTIES.

The Account Party makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the issuance of the Letters of Credit.

Section 10.1. Organization, Power and Status of the Account Party. The Account Party (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and (b) is duly authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and where the failure to so qualify would reasonably be expected to result in a Material Adverse Effect.

Section 10.2. Authorization; Enforceability; Execution and Delivery.

(a) The Account Party has all necessary corporate power and authority to execute, deliver and perform this Agreement and each other Transaction Document.

(b) All action on the part of the Account Party that is required for the authorization, execution, delivery and performance of this Agreement and each other Transaction Document has been duly and effectively taken; and the execution, delivery and performance by the Account Party of this Agreement and each other Transaction Document does not require the approval or consent of any Person including any holder of any indebtedness or other obligations of the Account Party or any court or tribunal, which has not been obtained.

(c) This Agreement and each other Transaction Document has been duly executed and delivered by the Account Party. Each of this Agreement and each other Transaction Document constitutes the legal, valid and binding obligation of the Account Party.

Section 10.3. No Conflicts; Laws and Contracts; No Default. Neither the execution, delivery and performance by the Account Party of any Transaction Document nor the consummation of any of the transactions contemplated hereby or thereby nor performance of or compliance with the terms and conditions hereof or thereof (i) contravenes in any material respects any law applicable to the Account Party or any of the Collateral or (ii) conflicts or constitutes a default under the terms of any material indenture, mortgage, deed of trust or agreement or other instrument to which the Account Party is a party.

Section 10.4. Government Approvals. All material Government Approvals including those of all courts of competent jurisdiction which are required to be obtained by or on behalf of the Account Party in connection with the Transaction Documents has been duly obtained or made.

Section 10.5. Litigation. There are no claims, actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator or governmental authority now pending against the Account Party or threatened against the Account Party that challenge the validity of this Agreement or other Transaction Documents.

Section 10.6. Collateral; Security Interest and Liens.

(a) The Account Party has good, marketable and valid title in and to all of the Collateral which it purports to own and is the owner, free and clear of all Liens (other than Liens in favor of the LC Issuer) on the Collateral.

(b) The LC Issuer has a valid, enforceable and perfected first priority Lien in the Collateral.

Section 10.7. Compliance with Laws.

(a) Neither (1) the Account Party nor (2) to the knowledge of the Account Party, any Affiliate of the Account Party or any director, officer or employee of the foregoing is a Person (i) whose property or interest in property is blocked or subject to blocking pursuant to

Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) who engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of such Section 2, (iii) who is on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order (“OFAC”), (iv) who is a Sanctioned Person or (v) is in violation of the Act (as defined in Section 14.15). No Letters of Credit or any other extensions of credit from the LC Issuer will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving money, or anything else of value, to any Person in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption law. The Account Party and its Affiliates have conducted their business in compliance with applicable anti-corruption laws and have instituted and maintain procedures designed to ensure continued compliance with such laws and with this Section.

(b) The Account Party is in compliance with all other requirements of applicable law except for noncompliance of such other requirements, which would not reasonably be expected to have a Material Adverse Effect.

Section 10.8. Investment Company Act. The Account Party is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

Section 10.9. True and Complete Disclosure. All representations, warranties and other factual statements (taken as a whole) made by or on behalf of the Account Party in this Agreement, in any other Transaction Document or otherwise pursuant hereto or thereto are true and correct in all material respects on the date as of which such representation, warranty or other factual statement is dated, made, deemed made or furnished and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

SECTION 11 AFFIRMATIVE COVENANTS.

The Account Party covenants and agrees that on and after the date hereof until the Facility Termination Date it shall comply with the following:

Section 11.1. Financial Statements. The Account Party will furnish to the LC Issuer:

(a) as soon as available (but only if Holdings is no longer required to make such filing with the SEC), but in any event within the earlier of (i) 120 days after the end of each fiscal year of Holdings and (ii) five days after such related filing (if any) with the SEC is due, a copy of the audited consolidated balance sheet of Holdings and its consolidated subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by a customary management’s discussion and analysis, by RSM US LLP or other independent certified public accountants of nationally recognized standing; and

(b) as soon as available (but only if Holdings is no longer required to make such filing with the SEC), but in any event within the earlier of (i) forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of Holdings and (ii) five days after such related filing (if any) with the SEC is due, the unaudited consolidated balance sheet of Holdings and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes), accompanied by a customary management’s discussion and analysis.

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail, and the financial statement under paragraphs (a) and (b) above shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except for the absence of footnotes in the quarterly statements and as approved by such accountants or officers, as the case may be, and disclosed therein). In regard to subsections (a) and (b) above, the filing of Forms 10-Q and 10-K with the SEC shall constitute delivery for purposes thereof (and shall satisfy the information requirements of (a) or (b) above, as the case may be, and satisfy the time requirements thereof if filed within the time period required thereby); however, electronic copies of such reports must still be delivered to the LC Issuer.

(c) Officer’s Certificates. At the time of the delivery of the financial statements under clauses (a) and (b) above, (i) a certificate of a Responsible Officer of the Account Party or Holdings which certifies that such financial statements fairly present the financial condition and the consolidated results of operations of Holdings and its subsidiaries including the Account Party on the dates and for the periods indicated in accordance with GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments and (ii) a certificate of a Responsible Officer of the Account Party which certifies that such officer has reviewed or caused to be reviewed the terms of the Transaction Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Account Party during the accounting period covered by such financial statements, and that as a result of such review such officer has concluded that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing as at the end of such period, specifying the nature and extent thereof and the action the Account Party proposes to take in respect thereof.

(d) Certain Notices. Promptly after the occurrence thereof, notice of (i) the occurrence of any Default or Event of Default, (ii) any litigation or governmental proceeding pending or threatened in writing against the Account Party which would reasonably be expected to result in a Material Adverse Effect or that challenges the validity of any of the Transaction Documents, (iii) the rendering of any material order in the Bankruptcy Case, (iv) any event of default under the DIP Facility and (v) any event, act or condition which could reasonably be expected to result in a Material Adverse Effect.

(e) Other Information. From time to time, such other information or documents (financial or otherwise) as the LC Issuer may reasonably request.

Section 11.2. Compliance with Law. The Account Party shall take such commercially reasonable action so as to ensure that at all times the representation in Section 10.7 is true and correct.

Section 11.3. Maintenance of Existence. The Account Party shall do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence.

SECTION 12 NEGATIVE COVENANTS.

The Account Party covenants and agrees that on and after the date hereof until the Facility Termination Date: Section 12.1. LC Issuer’s Consent Rights to Plan. The Account Debtor shall not propose or consent to a Chapter 11 plan (a “Plan”) or entry of an order in the Bankruptcy Case without the prior written approval of the LC Issuer unless (i) the Plan or order expressly provides for the LC Issuer’s first priority Lien on the Collateral and otherwise is not adverse to the rights, remedies or interests of the LC Issuer under the Transaction Documents or (ii) the Obligations are paid in full and all LCs have been terminated.

Section 12.2. Liens. The Account Party shall not create or permit to exist any Lien on the Collateral other than in favor of the LC Issuer.

SECTION 13 EVENTS OF DEFAULT.

Section 13.1. Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an “Event of Default” under this Agreement:

(a) Failure to Make Payments. The Account Party shall default in the payment when due of any Reimbursement Payments, fees or any other amounts owing hereunder or under any other Transaction Document and, in the case of fees or other amounts, such default shall continue unremedied for a period of 3 Business Days.

(b) Breach of Representation or Warranty. Any representation or warranty made by the Account Party herein or in any other Transaction Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made, confirmed or furnished.

(c) Breach of Covenants. The Account Party shall fail to perform or observe any agreement, covenant or obligation required to be performed by the Account Party arising hereunder or under any other Transaction Document and, except in the case of a default under Section 7.2, such default shall continue unremedied for a period of 5 Business Days.

(d) Transaction Documents. This Agreement or any other Transaction Document shall cease to be enforceable and in full force and effect or the Account Party shall assert that any such document is unenforceable or not in full force and effect.

(e) DIP Facility. There shall be an event of default and an acceleration of obligations under the DIP Facility or a payment default under the DIP Facility.

(f) Change of Control. Holdings shall cease to own 100% of the equity interests in the Account Party.

Section 13.2. Rights and Remedies. Upon the occurrence of any Event of Default, all Obligations shall, upon notice from the LC Issuer, become immediately due and payable. The Account Party waives all rights relative to presentation, demand, or protest or other requirements of any kind (including valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Account Party to the extent permitted by applicable law. In addition to the foregoing, upon the occurrence of any Event of Default, the LC Issuer may (x) exercise all of its rights under the Transaction Documents and under applicable law or otherwise and (y) apply all proceeds of Collateral to the Obligations.

Section 13.3. Late Charges. If any amounts due and owing hereunder or under any other Transaction Document are unpaid for three or more Business Days (whether as a result of acceleration or otherwise), the Account Party shall pay, in addition to any other sums due hereunder or under any other Transaction Document (and without limiting the rights and remedies of the LC Issuer on account thereof), a late charge equal to 5.0% of such unpaid amount.

SECTION 14 MISCELLANEOUS.

Section 14.1. Payment of Expenses. The Account Party shall, whether or not the transactions hereby contemplated are consummated, pay all reasonable and documented out-of-pocket costs and expenses of the LC Issuer in connection with (i) the negotiation, preparation, execution and delivery of the Transaction Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of the LC Issuer’s Liens in the Collateral, (iii) the LC Issuer’s due diligence review in connection with the transactions contemplated hereby and the other Transaction Documents and the administration of the Transaction Documents, (iv) any amendment, waiver or consent relating to any of the Transaction Documents, and (v) any rights, remedies or enforcement actions by the LC Issuer.

Section 14.2. Indemnity. The Account Party shall indemnify the LC Issuer and its respective officers, directors, employees, representatives and agents (each an “Indemnitee”) from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) the execution, delivery or performance of any Transaction Document or any related agreement or any transaction contemplated by any Transaction Document or any related agreement, (ii) the issuance of any Letter of Credit or any matter related to any Letter of Credit, (iii) the grant to the LC Issuer of any Lien in any Collateral, and (iv) the exercise by the LC Issuer of its rights and remedies under, or in respect of any Transaction Documents or matters contemplated thereby (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred by reason of the gross negligence or willful misconduct of such Indemnitee or its Affiliates as finally determined by a court of competent jurisdiction). The Account Party’s obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

Section 14.3. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the LC Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Account Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such LC Issuer to or for the credit or the account of the Account Party against and on account of the Obligations.

Section 14.4. Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and delivered by hand delivery, by electronic mail (email), which may include a document in portable document format (PDF), by a reputable overnight courier service or by U.S. mail. Such notice shall be deemed to have been duly given or made when delivered by hand, one Business Day after deposited with a reputable overnight courier, five Business Days after being deposited in the United States mail, postage prepaid, or, in the case of a PDF sent by email, when sent if it is on a Business Day between 9:00 a.m. and 5:00 p.m. (based on the time of the recipient) and if not, then on the next Business Day, in each case if delivered to the address on the signature pages hereto or such other address as may be communicated in accordance with this Section 14.4.

Section 14.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Account Party, the LC Issuer and their respective successors and assigns, except that the Account Party may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the LC Issuer.

Section 14.6. Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, restated, supplemented, modified or waived except by written consent of the parties hereto.

Section 14.7. No Waiver; Remedies Cumulative. No failure or delay on the part of the LC Issuer in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between the Account Party and the LC Issuer shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the LC Issuer would otherwise have. No notice to or demand on the Account Party in any case shall entitle the Account Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the LC Issuer to any other or further action in any circumstances without notice or demand.

Section 14.8. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 14.9. Exculpation; Limitation on Liability.

(a) The LC Issuer shall not be liable for any action lawfully taken or omitted to be taken by it or any Person acting on its behalf or at its request under or in connection with this Agreement or any other Transaction Document (except for its or such Person’s own gross negligence or willful misconduct).

(b) Without affecting any rights the LC Issuer may have under applicable law (including under the UCP), the Account Party agrees that the LC Issuer or any of its officers or directors shall be liable or responsible for, and the obligations of the Account Party to the LC Issuer hereunder shall not in any manner be affected by: (i) the use which may be made of any Letter of Credit or the proceeds thereof by the beneficiary of such Letter of Credit or any other Person; (ii) the validity, sufficiency or genuineness of documents other than the Letters of Credit, or of any endorsement(s) thereon, even if such documents should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein proves to be untrue or inaccurate in any respect whatsoever; or (iii) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit. In furtherance and not in limitation of the foregoing, the LC Issuer may accept documents that appear on their face to be in order without responsibility of further investigation. As between the Account Party and the LC Issuer, the Account Party assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, the LC Issuer shall not be responsible for, nor shall any of the following affect, impair or prevent the vesting of any of the LC Issuer’s powers or rights hereunder: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with any Request for Issuance, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any Drawing under such Letter of Credit; and (viii) any consequences arising from causes beyond the control of the LC Issuer, including any acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority. The LC Issuer shall have no obligation whatsoever to make any factual or legal determinations as to the correctness of any demand for payment under any Letter of Credit or other related agreements or as to any other matters before the LC Issuer makes any payments under any Letter of Credit. To the extent permitted by applicable law, the Account Party hereby irrevocably waives (i) diligence, presentment, demand, protest or notice of any kind in connection with any demand or payment under any Letter of Credit, (ii) any requirements that the LC Issuer exhaust any right or remedy against the Account Party or any other Person in connection with any Letter of Credit, and (iii) any claim or defense in connection with any Letter of Credit based on any time or other indulgence granted to the Account Party or any other Person.

(c) No claim may be made by the Account Party or any other Person against the LC Issuer or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Account Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 14.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. An electronic signature and a signature delivered as a PDF or an electronic copy of a signature shall be deemed to be the functional equivalent of an original “wet ink” signature for all purposes.

Section 14.11. Marshalling; Recapture. The LC Issuer shall not be under any obligation to marshal any assets in favor of the Account Party or any other party. To the extent the LC Issuer receives any payment in respect of the Obligations, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Account Party or its estate, trustee, receiver, custodian or any other party under the Bankruptcy Code or any other applicable law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Account Party to the LC Issuer, as of the date such initial payment, reduction or satisfaction occurred.

Section 14.12. Severability. In case any provision in or obligation under this Agreement or the other Transaction Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 14.13. Survival. The provisions of Section 14 shall survive termination of this Agreement and the other Transaction Documents.

Section 14.14. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 14.15. USA Patriot Act. The LC Issuer hereby notifies the Account Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Account Party, which information includes the name and address of the Account Party and other information that will allow the LC Issuer to identify the Account Party in accordance with the Act.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

APPVION, INC. as Account Party

By:
Name:
Title:

Notice Address:

825 E. Wisconsin Avenue
Appleton, WI 54912-0353
Attention: Luke Kelly
Email: lkelly@appvion.com
Phone: 920-991-8819

With a copy to:

DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor
New York, NY 10020-1104
Attention: Shmuel Klahr
Email: shmuel.klahr@dlapiper.com
Phone: 212-335-4721

CITIZENS BANK, N.A., as LC Issuer

By:
Name:
Title:

Notice Address:

Citizens Bank, N.A. 20 Cabot Road
Medford, MA 02155
Attention: International Letter of
Credit Department
Attention: Patricia Murphy
Assistant Vice President
Email:
patricia.n.murphy@citizensbank.com
Phone No.: 781-655-4311

With a copy to:

Jill Bronson
One Logan Square, Suite 2000

Philadelphia, PA 19103
Email: jill.bronson@dbr.com
Phone No.: 215-988-2665

ANNEX I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings: “Account Collateral” shall mean all cash, money, funds, instruments, securities and other property credited to or held in or maintained at the LC Collateral Account from time to time, all interest thereon, if any, all rights in and to the foregoing and all proceeds thereof.

“Account Party” shall have the meaning set forth in the preamble hereof. “Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.

“Aggregate Facility Amount” shall have the meaning set forth in Section 2.1. “Agreement” shall mean this Agreement, as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

“Business Day” shall mean any day which is not a Saturday, Sunday or a legal holiday on which commercial banks are authorized or required to be closed in New York City.

“Closing Date” shall mean the conditions set forth in Section 9.1 have been satisfied.

“Collateral” shall mean all property and interests in property now owned or hereafter acquired in or upon which a Lien has been or is purported or intended to have been granted to the LC Issuer and expressly including the LC Collateral Account and Account Collateral.

“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“DIP Facility” shall mean that certain Debtor-in-Possession Credit Agreement, dated as of October 2, 2017, by and among the Account Party, Holdings, Wilmington Trust, National Association, as Administrative Agent, and the other parties party thereto, as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, and any replacement thereof.

“Drawing” shall mean a drawing under any Letter of Credit.

“Event of Default” shall have the meaning set forth in Section 13.

“Facility Termination Date” shall mean the date that is one year from the Closing Date; provided, however, the Account Party’s obligations, including its obligation to maintain cash collateral, shall remain in place so long as there are any Letters of Credit outstanding.

“GAAP” shall mean United States generally accepted accounting principles as in effect from time to time “Holdings” shall mean Paperweight Development Corp., a Wisconsin corporation.

“Indemnitee” shall have the meaning set forth in Section 14.2.

“LC Collateral Account” shall mean a special account of the Account Party maintained with the LC Issuer, entitled “Appvion, Inc. (Debtor-in-Possession)” with account number 1338504751, to be held by or for the benefit of the LC Issuer as collateral security for the Obligations.

“LC Issuer” shall have the meaning set forth in the preamble hereof.

“LC Maturity Date” shall mean the first anniversary of the Closing Date unless accelerated sooner pursuant to the terms hereof.

“Letters of Credit” shall mean any and all letters of credit issued under this Agreement.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

“Material Adverse Effect” shall mean a material adverse effect upon (i) the business, operations, properties, assets or condition (financial or otherwise) of the Account Party, (ii) the ability of the Account Party to perform its obligations in all material respects under the Transaction Documents, (iii) the validity or the priority of the LC Issuer’s Liens on the Collateral, or (iv) the rights of the LC Issuer under the Transaction Documents.

“Obligations” shall mean all obligations, liabilities and Indebtedness of every nature of the Account Party from time to time owing to the LC Issuer under this Agreement or any other Transaction Document, whether contingent or fixed, liquidated or unliquidated or otherwise including all Reimbursement Payments, fees, indemnities and expenses.

“Patriot Act” shall have the meaning set forth in Section 14.15.

“Person” shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

“Plan” shall have the meaning set forth in Section 12.1.

“Reimbursement Payment” shall have the meaning set forth in Section 4.1.

“Request for Issuance” shall have the meaning set forth in Section 3.2.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Account Party (or, with respect to the financial statements of Holdings, of Holdings) and any other officer of the Account Party (or, with respect to the financial statements of Holdings, of Holdings) so designated by any of the foregoing officers in a notice to the LC Issuer.

“Sanctioned Person” means any Person that is, or is owned or controlled by Persons that are, (a) the subject or target of any Sanctions or (b) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.

“Sanctions” means any sanctions administered or enforced by OFAC, the U.S. Department of State, or other relevant sanctions authority.

“Taxes” shall have the meaning set forth in Section 8.2.

“Transaction Documents” shall mean this Agreement, any deposit account control agreement, application or other agreement, instrument or document that may be entered into from time to time hereunder or in connection herewith.

“UCP” shall mean the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, 1993 Revision, as amended and as in effect from time to time; provided that for any newly issued Letters of Credit hereunder, “UCP” shall mean the International Standby Practices (effective January 1, 1999).

SCHEDULE I

LETTERS OF CREDIT

See attached.

Execution Version

LETTER OF CREDIT FACILITY AGREEMENT

LETTER OF CREDIT FACILITY AGREEMENT dated as of February 2, 2018, (as amended, restated modified and/or supplemented, from time to time, this “Agreement”) among APPVION, INC., a Delaware corporation (the “Account Party”), and CITIZENS BANK, N.A. (the “LC Issuer”).

W I T N E S S E T H:

WHEREAS, the Account Party is a debtor in possession in that certain Chapter 11 Bankruptcy Case filed in the United States Bankruptcy Court for the District of Delaware, Case No. 17-12082 (KJC) (the “Bankruptcy Case”);

WHEREAS, the Account Party has caused certain letters of credit to be issued as more fully described on Schedule 1 hereto and wishes to replace the same and the LC Issuer is interested in replacing them;

WHEREAS, the Account Party wishes to cause certain other letters of credit to be issued and the LC Issuer is interested in issuing them; and WHEREAS, the parties wish to set forth the terms under which the LC Issuer may issue such replacement or other letters of credit in its discretion.

NOW, THEREFORE, it is agreed:

SECTION 1 DEFINITIONS.

Section 1.1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings specified in Annex I hereto unless the context otherwise requires.

Section 1.2. Rules of Construction.

(a) Unless otherwise expressly specified, each reference herein to any document, agreement or contract shall mean such document, agreement or contract as the same may be or has been amended, restated, supplemented or otherwise modified from time to time in accordance with this Agreement or other Transaction Document and shall include all exhibits, schedules and clarification letters related thereto.

(b) A reference to any law includes any amendment or modification to such law, and all regulations, case law, rulings, interpretations and other law and regulations promulgated under such law.

(c) The words “include,” “includes” and “including” are not limiting and shall mean “include(s), without limitation” or “including, without limitation.”

SECTION 2 LETTER OF CREDIT FACILITY.

Section 2.1. Aggregate Facility Amount. Subject to and upon the terms and conditions herein set forth, Letters of Credit may be issued for the account of the Account Party in an aggregate stated amount (including any increases to the stated amount) not to exceed at any time outstanding $5,000,000 (the “Aggregate Facility Amount”).

Section 2.2. Discretionary Line. All Letters of Credit shall be issued in the discretion of the LC Issuer and the LC Issuer is not obligated to issue Letters of Credit hereunder.

Section 2.3. Maturity Date. No Letter of Credit will permit any Drawing after the LC Maturity Date and shall expire no later than the LC Maturity Date.

SECTION 3 ISSUANCE OF LETTERS OF CREDIT.

Section 3.1. Governing Law of Letters of Credit. The UCP (or, as to matters not governed by the UCP, the law of the State of New York) shall be binding on the Account Party, the LC Issuer and each beneficiary under a Letter of Credit with respect to Letters of Credit, except to the extent otherwise expressly agreed.

Section 3.2. Request for Issuance. If the Account Party desires to cause the issuance of Letters of Credit hereunder or to amend any Letter of Credit previously issued, it shall deliver it to the LC Issuer prior to 10:00 A.M., New York City time, on or before the third Business Day prior to the requested date of issuance or amendment (or such other date or time as to which the LC Issuer may agree), a written request for such proposed issuance or amendment. Each such request (a “Request for Issuance”) shall be irrevocable, shall be signed by a Responsible Officer of the Account Party, shall certify that there is no Default or Event of Default hereunder and that the representations and warranties herein and in the other Transaction Documents are true and correct in all material respects and shall be accompanied by such letter of credit application and other documentation as the LC Issuer may request. If the Issuing Bank shall notify the Account Party that it is willing to issue the requested Letter of Credit, then the Account Party shall provide to the Issuing Bank cash collateral in an amount equal to at least 102.5% of the aggregate amount that may be drawn under the requested Letter of Credit (the “LC Amount”) no later than one Business Day prior to the date that such Letter of Credit is issued. All cash collateral securing obligations in respect of the Letters of Credit shall be held in a non-interest bearing account at the LC Issuer.

SECTION 4 DRAWDOWNS.

Section 4.1. Reimbursement Payments. In the event that the LC Issuer has honored or has determined to honor a request for Drawing under any Letter of Credit, the LC Issuer shall notify the Account Party and the Account Party shall immediately reimburse the LC Issuer in an amount equal to the amount of such Drawing (each such reimbursement, a “Reimbursement Payment”). After giving effect to such Drawing and Reimbursement Payment, the LC Amount shall be adjusted to account for the reduced face amount of such Letter of Credit, and excess cash collateral shall be returned in accordance with Section 7.2.

Section 4.2. Obligation of Account Party to LC Issuer Absolute. The obligation of the Account Party to make Reimbursement Payments shall be absolute, unconditional and irrevocable and paid strictly in accordance with the terms of this Agreement under all circumstances including the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit or any other document; (ii) the existence of any claim, set-off, defense or other right which the Account Party may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or transferee may be acting), the LC Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction; (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; (iv) failure to give any notice hereunder or under any related document; (v) the fact that a Default or an Event of Default shall have occurred and be continuing; (vi) any breach of this Agreement or any other Transaction Document by the Account Party; and (vii) any claim that any payment under any Letter of Credit was improperly made or that any condition precedent to the issuance of any Letter of Credit or the honoring of any drawing thereunder was not satisfied.

SECTION 5 ACTIONS BY LC ISSUER RELATIVE TO LETTERS OF CREDIT.

Section 5.1. Actions by LC Issuer. The Account Party agrees that (i) the LC Issuer is authorized to make payments under Letters of Credit upon the presentation of the documents provided for therein and without regard to whether the Account Party has failed to fulfill any of its obligations under any of the Transaction Documents or any other obligation of the Account Party; (ii) the LC Issuer shall be entitled to rely upon any certificate, notice, demand or other communication, believed by it in good faith to be genuine or upon advice of legal counsel selected by the LC Issuer; (iii) any action, inaction or omission on the part of the LC Issuer under or in connection with the Letters of Credit or any related instruments or documents, if in good faith shall not place the LC Issuer under any liability to the Account Party or limit or otherwise affect the Account Party’s obligations under this Agreement.

Section 5.2. Method and Place of Payment. Except as otherwise specifically provided herein, all payments and prepayments under this Agreement shall be made to the LC Issuer in U.S. Dollars in immediately available funds, and any funds received by the LC Issuer after 11:00 a.m., New York City time, shall be deemed to have been paid on the next succeeding Business Day. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding

Business Day and applicable fees shall be payable at the applicable rate during such extension. All payments made by the Account Party hereunder and under the other Transaction Documents shall be made irrespective of, and without any reduction for, any setoff or counterclaims.

SECTION 6 FEES.

Section 6.1. Letter of Credit Fee. The Account Party agrees to pay to LC Issuer a letter of credit fee in an amount equal to 1.35% of the LC Amount on the date of issuance of any LC and, if applicable, on any anniversary thereof, if the LC remains outstanding on such anniversary.

Section 6.2. Issuance and Administrative Fees. The Account Party shall also pay to the LC Issuer an issuance fee in an amount equal to 0.80% of the LC Amount on the date of issuance and shall pay the LC Issuer’s customary amendment, negotiation or document examination and other administrative fees as in effect from time to time.

Section 6.3. Non-Refundable. All amounts paid hereunder shall be nonrefundable once paid.

SECTION 7 GRANT OF SECURITY INTEREST.

Section 7.1. Grant of Security Interest. The Account Party hereby grants, conveys, assigns, pledges, hypothecates, sets over and transfers to the LC Issuer the LC Collateral Account, all funds and other assets, from time to time, in the LC Collateral Account and, without duplication, the Account Collateral and proceeds to secure the Obligations.

Section 7.2. LC Collateral Account Minimum Balance. The Account Party shall at all times maintain a cash balance in the LC Collateral Account equal to or greater than 102.5% of the aggregate amount of LC Amount of all outstanding Letters of Credit. The LC Issuer shall return any excess cash collateral at any time that a Letter of Credit is terminated or drawn in part in accordance with Section 4.1.

Section 7.3. Sums in the LC Collateral Account. The Account Party hereby authorizes the LC Issuer, with notice to the Account Party, to debit the LC Collateral Account, from time to time, to pay any Obligations.

Section 7.4. Further Assurances Regarding the LC Collateral Account. At any time and from time to time, upon the LC Issuer’s request, the Account Party shall promptly execute and deliver any and all such further instruments and documents as may be reasonably necessary, appropriate or desirable in the LC Issuer’s reasonable judgment to obtain the full benefits (including perfection and priority) of the security interest created or intended to be created by this Section 7 and of the rights and powers herein granted or granted pursuant to any other Transaction Document.

Section 7.5. No Other Liens. The Account Party shall not create or suffer to exist any Lien on the LC Collateral Account or any Account Collateral other than the Lien granted hereunder.

SECTION 8 INCREASED COSTS AND TAXES.

Section 8.1. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority affects or would affect the amount of capital required or expected to be maintained by the LC Issuer, and the LC Issuer determines that the rate of return on its capital as a consequence of the Letters of Credit or this facility is reduced to a level below that which the LC Issuer could have achieved but for the occurrence of any such circumstance, then, upon such LC Issuer’s delivery to the Account Party of a written demand therefor certifying the calculation of the amounts, the Account Party shall promptly pay directly to the LC Issuer additional amounts sufficient to compensate the LC Issuer for such reduction in rate of return. A statement of the LC Issuer as to any such additional amount or amounts shall, in the absence of manifest error, be conclusive and binding on the Account Party.

Section 8.2. Taxes. All amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding franchise taxes and taxes imposed on or measured by the LC Issuer’s net income or receipts (such non-excluded items being called “Taxes”). In the event that any withholding or deduction from any payment to be made by the Account Party hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Account Party: (i) will pay directly to the relevant authority the full amount required to be so withheld or deducted; (ii) promptly forward to the LC Issuer documentation evidencing such payment to such authority; and (iii) pay to the LC Issuer such additional amount as is necessary to ensure that the net amount actually received by the LC Issuer will equal the full amount the LC Issuer would have received had no such withholding or deduction been required. Additionally, the LC Issuer may pay such Taxes and the Account Party will promptly pay such additional amount (including any penalties, interest or expenses) as is necessary in order that the net amount received by the LC Issuer after the payment of such Taxes shall equal the amount the LC Issuer would have received had not such Taxes been asserted.

SECTION 9 CONDITIONS PRECEDENT.

Section 9.1. Condition Precedent to Effectiveness of this Agreement. This Agreement shall be effective upon satisfaction of each of the following conditions:

(a) This Agreement shall have been executed by the Account Party and the LC Issuer;

(b) The LC Issuer shall have opened the LC Collateral Account with the LC Issuer;

(c) The Court presiding over the Bankruptcy Case shall have granted its approval of this Agreement (the “Order”), the Liens granted hereunder as first priority Liens and the other transactions contemplated hereby, which approval shall be in form and substance reasonably satisfactory to the LC Issuer;

(d) All “know your customer” requirements of the LC Issuer shall have been satisfied relative to the Account Party and transactions contemplated hereby;

(e) The Account Party shall have executed and delivered an account control agreement with respect to the LC Collateral Account in form and substance reasonably satisfactory to the LC Issuer;

(f) All necessary consents, if any, to this Agreement and other Transaction Documents shall have been obtained and shall be in full force and effect; and

(g) The Account Party shall have delivered a closing certificate certifying as to satisfaction of certain conditions hereunder, a good standing certificate, incumbency certificate, certified board resolutions, certified organizational documents and such other documentation and information as the LC Issuer shall require.

Section 9.2. Prior to Issuance of any Letter of Credit. Prior to the issuance by the LC Issuer of any Letter of Credit or amendment thereto (which issuance or amendment is in the discretion of the LC Issuer):

(a) The representations and warranties of the Account Party made herein and in each of the other Transaction Documents shall be true and correct in all material respects on and as of the date such Letter of Credit is issued or amended (or if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date);

(b) No Default or Event of Default shall have occurred and be continuing, either before or immediately after the issuance or amendment of such Letter of Credit;

(c) The LC Issuer shall have received an executed Request for Issuance in respect of the Letter of Credit to be issued or amended, together with such Letter of Credit application and other documentation as the LC Issuer may reasonably request as set forth in Section 3.2 hereto; and

(d) The Account Party shall have deposited into the LC Collateral Account sufficient sums to satisfy the minimum collateral requirements set forth in Section 7.2 above and shall have paid all fees required hereby.

SECTION 10 REPRESENTATIONS AND WARRANTIES.

The Account Party makes the following representations and warranties, which shall survive the execution and delivery of this Agreement and the issuance of the Letters of Credit.

Section 10.1. Organization, Power and Status of the Account Party. The Account Party (a) is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware and (b) is duly authorized to do business in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and where the failure to so qualify would reasonably be expected to result in a Material Adverse Effect.

Section 10.2. Authorization; Enforceability; Execution and Delivery.

(a) The Account Party has all necessary corporate power and authority to execute, deliver and perform this Agreement and each other Transaction Document.

(b) All action on the part of the Account Party that is required for the authorization, execution, delivery and performance of this Agreement and each other Transaction Document has been duly and effectively taken; and the execution, delivery and performance by the Account Party of this Agreement and each other Transaction Document does not require the approval or consent of any Person including any holder of any indebtedness or other obligations of the Account Party or any court or tribunal, which has not been obtained.

(c) This Agreement and each other Transaction Document has been duly executed and delivered by the Account Party. Each of this Agreement and each other Transaction Document constitutes the legal, valid and binding obligation of the Account Party.

Section 10.3. No Conflicts; Laws and Contracts; No Default. Neither the execution, delivery and performance by the Account Party of any Transaction Document nor the consummation of any of the transactions contemplated hereby or thereby nor performance of or compliance with the terms and conditions hereof or thereof (i) contravenes in any material respects any law applicable to the Account Party or any of the Collateral or (ii) conflicts or constitutes a default under the terms of any material indenture, mortgage, deed of trust or agreement or other instrument to which the Account Party is a party.

Section 10.4. Government Approvals. All material Government Approvals including those of all courts of competent jurisdiction which are required to be obtained by or on behalf of the Account Party in connection with the Transaction Documents has been duly obtained or made.

Section 10.5. Litigation. There are no claims, actions, suits, investigations or proceedings at law or in equity or by or before any arbitrator or governmental authority now pending against the Account Party or threatened against the Account Party that challenge the validity of this Agreement or other Transaction Documents.

Section 10.6. Collateral; Security Interest and Liens.

(a) The Account Party has good, marketable and valid title in and to all of the Collateral which it purports to own and is the owner, free and clear of all Liens (other than Liens in favor of the LC Issuer) on the Collateral.

(b) The LC Issuer has a valid, enforceable and perfected first priority Lien in the Collateral.

Section 10.7. Compliance with Laws.

(a) Neither (1) the Account Party nor (2) to the knowledge of the Account Party, any Affiliate of the Account Party or any director, officer or employee of the foregoing is a Person (i) whose property or interest in property is blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), (ii) who engages in any dealings or transactions prohibited by Section 2 of such executive order, or is otherwise associated with any such Person in any manner violative of such Section 2, (iii) who is on the list of Specially Designated Nationals and Blocked Persons or subject to the limitations or prohibitions under any other U.S. Department of Treasury’s Office of Foreign Assets Control regulation or executive order (“OFAC”), (iv) who is a Sanctioned Person or (v) is in violation of the Act (as defined in Section 14.15). No Letters of Credit or any other extensions of credit from the LC Issuer will be used, directly or indirectly, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving money, or anything else of value, to any Person in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, or any other applicable anti-corruption law. The Account Party and its Affiliates have conducted their business in compliance with applicable anti-corruption laws and have instituted and maintain procedures designed to ensure continued compliance with such laws and with this Section.

(b) The Account Party is in compliance with all other requirements of applicable law except for noncompliance of such other requirements, which would not reasonably be expected to have a Material Adverse Effect.

Section 10.8. Investment Company Act. The Account Party is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

Section 10.9. True and Complete Disclosure. All representations, warranties and other factual statements (taken as a whole) made by or on behalf of the Account Party in this Agreement, in any other Transaction Document or otherwise pursuant hereto or thereto are true and correct in all material respects on the date as of which such representation, warranty or other factual statement is dated, made, deemed made or furnished and is not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time.

SECTION 11 AFFIRMATIVE COVENANTS.

The Account Party covenants and agrees that on and after the date hereof until the Facility Termination Date it shall comply with the following:

Section 11.1. Financial Statements. The Account Party will furnish to the LC Issuer:

(a) as soon as available (but only if Holdings is no longer required to make such filing with the SEC), but in any event within the earlier of (i) 120 days after the end of each fiscal year of Holdings and (ii) five days after such related filing (if any) with the SEC is due, a copy of the audited consolidated balance sheet of Holdings and its consolidated subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by a customary management’s discussion and analysis, by RSM US LLP or other independent certified public accountants of nationally recognized standing; and

(b) as soon as available (but only if Holdings is no longer required to make such filing with the SEC), but in any event within the earlier of (i) forty-five (45) days after the end of each of the first three quarterly periods of each fiscal year of Holdings and (ii) five days after such related filing (if any) with the SEC is due, the unaudited consolidated balance sheet of Holdings and its consolidated subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of footnotes), accompanied by a customary management’s discussion and analysis.

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail, and the financial statement under paragraphs (a) and (b) above shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except for the absence of footnotes in the quarterly statements and as approved by such accountants or officers, as the case may be, and disclosed therein). In regard to subsections (a) and (b) above, the filing of Forms 10-Q and 10-K with the SEC shall constitute delivery for purposes thereof (and shall satisfy the information requirements of (a) or (b) above, as the case may be, and satisfy the time requirements thereof if filed within the time period required thereby); however, electronic copies of such reports must still be delivered to the LC Issuer.

(c) Officer’s Certificates. At the time of the delivery of the financial statements under clauses (a) and (b) above, (i) a certificate of a Responsible Officer of the Account Party or Holdings which certifies that such financial statements fairly present the financial condition and the consolidated results of operations of Holdings and its subsidiaries including the Account Party on the dates and for the periods indicated in accordance with GAAP, subject, in the case of interim financial statements, to normally recurring year-end adjustments and (ii) a certificate of a Responsible Officer of the Account Party which certifies that such officer has reviewed or caused to be reviewed the terms of the Transaction Documents and has made, or caused to be made under his or her supervision, a review in reasonable detail of the business and condition of the Account Party during the accounting period covered by such financial statements, and that as a result of such review such officer has concluded that no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing as at the end of such period, specifying the nature and extent thereof and the action the Account Party proposes to take in respect thereof.

(d) Certain Notices. Promptly after the occurrence thereof, notice of (i) the occurrence of any Default or Event of Default, (ii) any litigation or governmental proceeding pending or threatened in writing against the Account Party which would reasonably be expected to result in a Material Adverse Effect or that challenges the validity of any of the Transaction Documents, (iii) the rendering of any material order in the Bankruptcy Case, (iv) any event of default under the DIP Facility and (v) any event, act or condition which could reasonably be expected to result in a Material Adverse Effect.

(e) Other Information. From time to time, such other information or documents (financial or otherwise) as the LC Issuer may reasonably request.

Section 11.2. Compliance with Law. The Account Party shall take such commercially reasonable action so as to ensure that at all times the representation in Section 10.7 is true and correct.

Section 11.3. Maintenance of Existence. The Account Party shall do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence.

SECTION 12 NEGATIVE COVENANTS.

The Account Party covenants and agrees that on and after the date hereof until the Facility Termination Date:

Section 12.1. LC Issuer’s Consent Rights to Plan. The Account Debtor shall not propose or consent to a Chapter 11 plan (a “Plan”) or entry of an order in the Bankruptcy Case without the prior written approval of the LC Issuer unless (i) the Plan or order expressly provides for the LC Issuer’s first priority Lien on the Collateral and otherwise is not adverse to the rights, remedies or interests of the LC Issuer under the Transaction Documents or (ii) the Obligations are paid in full and all LCs have been terminated.

Section 12.2. Liens. The Account Party shall not create or permit to exist any Lien on the Collateral other than in favor of the LC Issuer.

SECTION 13 EVENTS OF DEFAULT.

Section 13.1. Events of Default. Each of the following events, acts, occurrences or conditions shall constitute an “Event of Default” under this Agreement: (a) Failure to Make Payments. The Account Party shall default in the payment when due of any Reimbursement Payments, fees or any other amounts owing hereunder or under any other Transaction Document and, in the case of fees or other amounts, such default shall continue unremedied for a period of 3 Business Days.

(b) Breach of Representation or Warranty. Any representation or warranty made by the Account Party herein or in any other Transaction Document or in any certificate or statement delivered pursuant hereto or thereto shall prove to be false or misleading in any material respect on the date as of which made or deemed made, confirmed or furnished.

(c) Breach of Covenants. The Account Party shall fail to perform or observe any agreement, covenant or obligation required to be performed by the Account Party arising hereunder or under any other Transaction Document and, except in the case of a default under Section 7.2, such default shall continue unremedied for a period of 5 Business Days.

(d) Transaction Documents. This Agreement or any other Transaction Document shall cease to be enforceable and in full force and effect or the Account Party shall assert that any such document is unenforceable or not in full force and effect.

(e) DIP Facility. There shall be an event of default and an acceleration of obligations under the DIP Facility or a payment default under the DIP Facility.

(f) Change of Control. Holdings shall cease to own 100% of the equity interests in the Account Party.

Section 13.2. Rights and Remedies. Upon the occurrence of any Event of Default, all Obligations shall, upon notice from the LC Issuer, become immediately due and payable. The Account Party waives all rights relative to presentation, demand, or protest or other requirements of any kind (including valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by the Account Party to the extent permitted by applicable law. In addition to the foregoing, upon the occurrence of any Event of Default, the LC Issuer may (x) exercise all of its rights under the Transaction Documents and under applicable law or otherwise and (y) apply all proceeds of Collateral to the Obligations.

Section 13.3. Late Charges. If any amounts due and owing hereunder or under any other Transaction Document are unpaid for three or more Business Days (whether as a result of acceleration or otherwise), the Account Party shall pay, in addition to any other sums due hereunder or under any other Transaction Document (and without limiting the rights and remedies of the LC Issuer on account thereof), a late charge equal to 5.0% of such unpaid amount.

SECTION 14 MISCELLANEOUS.

Section 14.1. Payment of Expenses. The Account Party shall, whether or not the transactions hereby contemplated are consummated, pay all reasonable and documented out-of-pocket costs and expenses of the LC Issuer in connection with (i) the negotiation, preparation, execution and delivery of the Transaction Documents and the documents and instruments referred to therein, (ii) the creation, perfection or protection of the LC Issuer’s Liens in the Collateral, (iii) the LC Issuer’s due diligence review in connection with the transactions contemplated hereby and the other Transaction Documents and the administration of the Transaction Documents, (iv) any amendment, waiver or consent relating to any of the Transaction Documents, and (v) any rights, remedies or enforcement actions by the LC Issuer.

Section 14.2. Indemnity. The Account Party shall indemnify the LC Issuer and its respective officers, directors, employees, representatives and agents (each an “Indemnitee”) from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of, (i) the execution, delivery or performance of any Transaction Document or any related agreement or any transaction contemplated by any Transaction Document or any related agreement, (ii) the issuance of any Letter of Credit or any matter related to any Letter of Credit, (iii) the grant to the LC Issuer of any Lien in any Collateral, and (iv) the exercise by the LC Issuer of its rights and remedies under, or in respect of any Transaction Documents or matters contemplated thereby (but excluding, as to any Indemnitee, any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements incurred by reason of the gross negligence or willful misconduct of such Indemnitee or its Affiliates as finally determined by a court of competent jurisdiction). The Account Party’s obligations under this Section shall survive the termination of this Agreement and the payment of the Obligations.

Section 14.3. Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, the LC Issuer is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to the Account Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness at any time held or owing by such LC Issuer to or for the credit or the account of the Account Party against and on account of the Obligations.

Section 14.4. Notices. Except as otherwise expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and delivered by hand delivery, by electronic mail (email), which may include a document in portable document format (PDF), by a reputable overnight courier service or by U.S. mail. Such notice shall be deemed to have been duly given or made when delivered by hand, one Business Day after deposited with a reputable overnight courier, five Business Days after being deposited in the United States mail, postage prepaid, or, in the case of a PDF sent by email, when sent if it is on a Business Day between 9:00 a.m. and 5:00 p.m. (based on the time of the recipient) and if not, then on the next Business Day, in each case if delivered to the address on the signature pages hereto or such other address as may be communicated in accordance with this Section 14.4.

Section 14.5. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Account Party, the LC Issuer and their respective successors and assigns, except that the Account Party may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the LC Issuer.

Section 14.6. Amendments and Waivers. Neither this Agreement nor any terms hereof may be amended, restated, supplemented, modified or waived except by written consent of the parties hereto.

Section 14.7. No Waiver; Remedies Cumulative. No failure or delay on the part of the LC Issuer in exercising any right, power or privilege hereunder or under any other Transaction Document and no course of dealing between the Account Party and the LC Issuer shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Transaction Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the LC Issuer would otherwise have. No notice to or demand on the Account Party in any case shall entitle the Account Party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the LC Issuer to any other or further action in any circumstances without notice or demand.

Section 14.8. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 14.9. Exculpation; Limitation on Liability.

(a) The LC Issuer shall not be liable for any action lawfully taken or omitted to be taken by it or any Person acting on its behalf or at its request under or in connection with this Agreement or any other Transaction Document (except for its or such Person’s own gross negligence or willful misconduct).

(b) Without affecting any rights the LC Issuer may have under applicable law (including under the UCP), the Account Party agrees that the LC Issuer or any of its officers or directors shall be liable or responsible for, and the obligations of the Account Party to the LC Issuer hereunder shall not in any manner be affected by: (i) the use which may be made of any Letter of Credit or the proceeds thereof by the beneficiary of such Letter of Credit or any other Person; (ii) the validity, sufficiency or genuineness of documents other than the Letters of Credit, or of any endorsement(s) thereon, even if such documents should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged or any statement therein proves to be untrue or inaccurate in any respect whatsoever; or (iii) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit. In furtherance and not in limitation of the foregoing, the LC Issuer may accept documents that appear on their face to be in order without responsibility of further investigation. As between the Account Party and the LC Issuer, the Account Party assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, the LC Issuer shall not be responsible for, nor shall any of the following affect, impair or prevent the vesting of any of the LC Issuer’s powers or rights hereunder: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with any Request for Issuance, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any Drawing under such Letter of Credit; and (viii) any consequences arising from causes beyond the control of the LC Issuer, including any acts or omissions, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority. The LC Issuer shall have no obligation whatsoever to make any factual or legal determinations as to the correctness of any demand for payment under any Letter of Credit or other related agreements or as to any other matters before the LC Issuer makes any payments under any Letter of Credit. To the extent permitted by applicable law, the Account Party hereby irrevocably waives (i) diligence, presentment, demand, protest or notice of any kind in connection with any demand or payment under any Letter of Credit, (ii) any requirements that the LC Issuer exhaust any right or remedy against the Account Party or any other Person in connection with any Letter of Credit, and (iii) any claim or defense in connection with any Letter of Credit based on any time or other indulgence granted to the Account Party or any other Person.

(c) No claim may be made by the Account Party or any other Person against the LC Issuer or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Account Party hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

Section 14.10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. An electronic signature and a signature delivered as a PDF or an electronic copy of a signature shall be deemed to be the functional equivalent of an original “wet ink” signature for all purposes.

Section 14.11. Marshalling; Recapture. The LC Issuer shall not be under any obligation to marshal any assets in favor of the Account Party or any other party. To the extent the LC Issuer receives any payment in respect of the Obligations, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Account Party or its estate, trustee, receiver, custodian or any other party under the Bankruptcy Code or any other applicable law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof which has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Account Party to the LC Issuer, as of the date such initial payment, reduction or satisfaction occurred.

Section 14.12. Severability. In case any provision in or obligation under this Agreement or the other Transaction Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 14.13. Survival. The provisions of Section 14 shall survive termination of this Agreement and the other Transaction Documents.

Section 14.14. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 14.15. USA Patriot Act. The LC Issuer hereby notifies the Account Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Account Party, which information includes the name and address of the Account Party and other information that will allow the LC Issuer to identify the Account Party in accordance with the Act.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

APPVION, INC. as Account Party
By:
Name:
Title:

Notice Address:

825 E. Wisconsin Avenue
Appleton, WI 54912-0353
Attention: Luke Kelly
Email: lkelly@appvion.com
Phone: 920-991-8819

With a copy to:

DLA Piper LLP (US) 1251 Avenue of the Americas 27th Floor
New York, NY 10020-1104
Attention: Shmuel Klahr
Email: shmuel.klahr@dlapiper.com
Phone: 212-335-4721

CITIZENS BANK, N.A., as LC Issuer

By:
Name:
Title:

Notice Address:

Citizens Bank, N.A. 20 Cabot Road
Medford, MA 02155
Attention:	International Letter of
Credit Department
Attention:	Patricia Murphy
Assistant Vice President
Email:
patricia.n.murphy@citizensbank.com
Phone No.:	781-655-4311
With a copy to:
Jill Bronson
One Logan Square, Suite 2000
Philadelphia, PA 19103
Email: jill.bronson@dbr.com
Phone No.:	215-988-2665

ANNEX I

DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Account Collateral” shall mean all cash, money, funds, instruments, securities and other property credited to or held in or maintained at the LC Collateral Account from time to time, all interest thereon, if any, all rights in and to the foregoing and all proceeds thereof.

“Account Party” shall have the meaning set forth in the preamble hereof.

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling (including but not limited to all directors and officers of such Person), controlled by, or under direct or indirect common control with such Person.

“Aggregate Facility Amount” shall have the meaning set forth in Section 2.1.

“Agreement” shall mean this Agreement, as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified.

“Business Day” shall mean any day which is not a Saturday, Sunday or a legal holiday on which commercial banks are authorized or required to be closed in New York City.

“Closing Date” shall mean the conditions set forth in Section 9.1 have been satisfied.

“Collateral” shall mean all property and interests in property now owned or hereafter acquired in or upon which a Lien has been or is purported or intended to have been granted to the LC Issuer and expressly including the LC Collateral Account and Account Collateral.

“Default” shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

“DIP Facility” shall mean that certain Debtor-in-Possession Credit Agreement, dated as of October 2, 2017, by and among the Account Party, Holdings, Wilmington Trust, National Association, as Administrative Agent, and the other parties party thereto, as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, and any replacement thereof.

“Drawing” shall mean a drawing under any Letter of Credit.

“Event of Default” shall have the meaning set forth in Section 13.

“Facility Termination Date” shall mean the date that is one year from the Closing Date; provided, however, the Account Party’s obligations, including its obligation to maintain cash collateral, shall remain in place so long as there are any Letters of Credit outstanding.

“GAAP” shall mean United States generally accepted accounting principles as in effect from time to time

“Holdings” shall mean Paperweight Development Corp., a Wisconsin corporation.

“Indemnitee” shall have the meaning set forth in Section 14.2.

“LC Collateral Account” shall mean a special account of the Account Party maintained with the LC Issuer, entitled “Appvion, Inc. (Debtor-in-Possession)” with account number 1338504751, to be held by or for the benefit of the LC Issuer as collateral security for the Obligations.

“LC Issuer” shall have the meaning set forth in the preamble hereof.

“LC Maturity Date” shall mean the first anniversary of the Closing Date unless accelerated sooner pursuant to the terms hereof.

“Letters of Credit” shall mean any and all letters of credit issued under this Agreement.

“Lien” shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

“Material Adverse Effect” shall mean a material adverse effect upon (i) the business, operations, properties, assets or condition (financial or otherwise) of the Account Party, (ii) the ability of the Account Party to perform its obligations in all material respects under the Transaction Documents, (iii) the validity or the priority of the LC Issuer’s Liens on the Collateral, or (iv) the rights of the LC Issuer under the Transaction Documents.

“Obligations” shall mean all obligations, liabilities and Indebtedness of every nature of the Account Party from time to time owing to the LC Issuer under this Agreement or any other Transaction Document, whether contingent or fixed, liquidated or unliquidated or otherwise including all Reimbursement Payments, fees, indemnities and expenses.

“Patriot Act” shall have the meaning set forth in Section 14.15.

“Person” shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

“Plan” shall have the meaning set forth in Section 12.1.

“Reimbursement Payment” shall have the meaning set forth in Section 4.1.

“Request for Issuance” shall have the meaning set forth in Section 3.2.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of the Account Party (or, with respect to the financial statements of Holdings, of Holdings) and any other officer of the Account Party (or, with respect to the financial statements of Holdings, of Holdings) so designated by any of the foregoing officers in a notice to the LC Issuer.

“Sanctioned Person” means any Person that is, or is owned or controlled by Persons that are, (a) the subject or target of any Sanctions or (b) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions.

“Sanctions” means any sanctions administered or enforced by OFAC, the U.S. Department of State, or other relevant sanctions authority.

“Taxes” shall have the meaning set forth in Section 8.2.

“Transaction Documents” shall mean this Agreement, any deposit account control agreement, application or other agreement, instrument or document that may be entered into from time to time hereunder or in connection herewith.

“UCP” shall mean the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 500, 1993 Revision, as amended and as in effect from time to time; provided that for any newly issued Letters of Credit hereunder, “UCP” shall mean the International Standby Practices (effective January 1, 1999).

SCHEDULE I

LETTERS OF CREDIT

See attached.